SCREEN NUMBER:  8
                                                          This page is being
    CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.



15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:LUSAKA                State:    Zip Code:       Zip Ext.:
   D) Foreign Country:ZAMBIA                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZIMBABWE LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:HARARE                State:    Zip Code:       Zip Ext.:
   D) Foreign Country:ZIMBABWE              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


15.A) Custodian/Sub-custodian: DUETSCHE BANK S.A.E
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:BARCELONA             State:    Zip Code:       Zip Ext.:
   D) Foreign Country:SPAIN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

15.A) Custodian/Sub-custodian: THE HSBC BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:MUMBAI                      State:    Zip Code:       Zip Ext.:
   D) Foreign Country:INDIA                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

15.A) Custodian/Sub-custodian: CITITRUST COLOMBIA S.A. SOCIEDAD FIDUCIARIA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:BOGOTA                       State:    Zip Code:       Zip Ext.:
   D) Foreign Country:COLOMBIA             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X